SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


          Date of report (Date of earliest event reported)    August 21, 1997
                                                         -----------------------

                                OrthoLogic Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



         0-21214                                         86-0585310
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(Commission File Number)                    (I.R.S. Employer Identification No.)


   2850 South 36th Street, Phoenix, Arizona                        85034
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   (Address of Principal Executive Offices)                     (Zip Code)


                                 (602) 437-5520
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              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events.

         On August 21, 1997 OrthoLogic Corp., a Delaware corporation, issued a press release, attached as Exhibit 99, reporting changes in senior management. Such press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (1) Exhibits. See the Exhibit Index, which is incorporated herein by reference, immediately following the Signature page to this Report.

         (2) Financial Statements. None.
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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ORTHOLOGIC CORP.



August 21, 1997                                      By /s/ Allen R. Dunaway
                                                        -----------------------
                                                     Allen R. Dunaway
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                 Filed Herewith
 Exhibit No.                 Description of Exhibit
-------------    -------------------------------------------    ----------------
     99          Press release dated August 21, 1997                    X

                                       E-1